UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2008

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Underwriting Agreement

On July 1, 2008, Smithfield Foods, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters named therein (collectively, the “Underwriters”), which are represented by Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., to issue and sell $350 million aggregate principal amount of 4.00% Convertible Senior Notes due 2013 (the “Convertible Senior Notes”) in a public offering. The offering was conducted pursuant to a Registration Statement on Form S-3 (the “Registration Statement”) and a related prospectus supplement (the “Prospectus Supplement”) filed with the Securities and Exchange Commission. In addition, the Company granted the Underwriters a 30-day option to purchase an additional $50 million aggregate principal amount of Convertible Senior Notes solely to cover over-allotments (the “over-allotment option”). The underwriters have notified the Company that they wish to exercise their over-allotment option in full. The Company estimates that the net proceeds from the offering, after deducting underwriting discounts and estimated offering expenses, will be approximately $387.3 million.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the underwriters against certain liabilities. The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1 to this Form 8-K and incorporated herein by reference.

The Convertible Senior Notes will be issued under the Company’s Indenture – Senior Debt Securities dated June 1, 2007, as previously supplemented and as supplemented by the Second Supplemental Indenture dated as of July 8, 2008.

Convertible Note Hedge and Warrant Transactions

In connection with the pricing of the Convertible Senior Notes on July 1, 2008, the Company entered into privately-negotiated convertible note hedge transactions (collectively, “the convertible note hedge transactions”) with respect to the Company’s common stock initially issuable on conversion of the Convertible Senior Notes with Citibank, N.A., Goldman, Sachs & Co. and JPMorgan Chase Bank, National Association, London Branch (the “Counterparties”). Separately and concurrently with entering into the convertible note hedge transactions, the Company also entered into warrant transactions (collectively, the “warrant transactions”) with the Counterparties whereby the Company sold to the Counterparties warrants to acquire shares of the Company’s common stock. The convertible note hedge transactions and warrant transactions increase the effective conversion price of the Notes to $30.54 per share, which is 75% higher than the closing price of the Company’s common stock on the NYSE on July 1, 2008. The convertible note hedge transactions are expected to reduce the potential dilution to the Company’s common stock upon any conversion of the Convertible Senior Notes. However, the warrant transactions could separately have a dilutive effect to the extent that the price of the Company’s common stock exceeds the applicable strike price of the warrants. In connection with the underwriters exercise of their over-allotment option to purchase additional Convertible Senior Notes, the notional size of the convertible note hedge transactions and warrant transactions are being automatically increased so that they also relate to a number of shares of the Company’s common stock initially issuable upon conversion of the additional Convertible Senior Notes.

In connection with establishing their initial hedge of these convertible note hedge transactions and warrant transactions, the Company was advised that the Counterparties and/or their respective affiliates expected to begin entering into various over-the-counter derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the Convertible Senior Notes and, shortly after the completion of the underwriters’ participation in the distribution of the Convertible Senior Notes, purchase the Company’s common stock or other securities of the Company, including the Convertible Senior Notes, in secondary market transactions. These activities could have the effect of increasing or preventing a decline in the price of the Company’s common stock. In addition, the Counterparties and/or their respective affiliates expect to modify their hedge position following the pricing of the Convertible Senior Notes from time to time by entering into or unwinding various derivative transactions with respect to the Company’s common stock and/or by purchasing or selling the Company’s common stock or other securities, including the Convertible Senior Notes, in secondary market transactions (and are likely to do so during any observation period related to the conversion of the convertible notes). These activities could have the effect of increasing, preventing a decline in or adversely impacting the value of the Company’s common stock and/or the value of the Convertible Senior Notes.

The convertible note hedge transactions and warrant transactions are separate transactions, each entered into by the Company with the Counterparties, are not part of the terms of the Convertible Senior Notes, and will not affect the holders’ rights under the Convertible Senior Notes. Holders of the Convertible Senior Notes will not have any rights with respect to the convertible note hedge transactions or warrant transactions.

The foregoing description of the convertible note hedge transactions and warrant transactions is qualified in its entirety by reference to the:

•

Master Terms and Conditions and Confirmations relating to the convertible note hedge transactions, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and are incorporated herein by reference; and

•

Master Terms and Conditions and Confirmations relating to the warrant transactions, which are attached hereto as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure regarding Convertible Senior Notes is included in Item 1.01 — Underwriting Agreement and Exhibits 4.1 and 4.2 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure required by this item is included in Item 1.01 — Convertible Note Hedge and Warrant Transactions and is incorporated herein by reference. Based on the initial conversion rate, the maximum number of shares initially issuable under the warrants is 17,632,800.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit 1	Underwriting Agreement, dated July 1, 2008, between Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as Representatives for the underwriters named in the Underwriting Agreement (filed herewith).

	Exhibit 4.1	Indenture – Senior Debt Securities, dated June 1, 2007, between the Company and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.10(a) to the Company’s Annual Report on Form 10-K filed with the SEC on June 28, 2007).

	Exhibit 4.2	Form of Second Supplemental Indenture pursuant to which the 4.00% Convertible Senior Notes due 2013 will be issued. The form of the 4.00% Convertible Senior Notes due 2013 is included as Exhibit A to the form of Second Supplemental Indenture (filed herewith).

	Exhibit 5	Opinion of McGuireWoods LLP (filed herewith).

	Exhibit 10.1	Master Terms and Conditions for Convertible Bond Hedging Transactions, dated as of July 1, 2008, between Citibank, N.A. and Smithfield Foods, Inc. (filed herewith).

	Exhibit 10.2	Master Terms and Conditions for Convertible Bond Hedging Transactions, dated as of July 1, 2008, between Goldman, Sachs & Co. and Smithfield Foods, Inc. (filed herewith).

	Exhibit 10.3	Master Terms and Conditions for Convertible Bond Hedging Transactions, dated as of July 1, 2008, between JPMorgan Chase Bank, National Association, London Branch and Smithfield Foods, Inc. (filed herewith).

Exhibit 10.4	Confirmation for Convertible Bond Hedging Transaction, dated July 1, 2008, between Citibank, N.A. and Smithfield Foods, Inc. (filed herewith).

Exhibit 10.5	Confirmation for Convertible Bond Hedging Transaction, dated July 1, 2008, between Goldman, Sachs & Co. and Smithfield Foods, Inc. (filed herewith).

Exhibit 10.6	Confirmation for Convertible Bond Hedging Transaction, dated July 1, 2008, between JPMorgan Chase Bank, National Association, London Branch and Smithfield Foods, Inc. (filed herewith).

Exhibit 10.7	Master Terms and Conditions for Warrants Issued by Smithfield Foods, Inc. to Citibank, N.A., dated as of July 1, 2008 (filed herewith).

Exhibit 10.8	Master Terms and Conditions for Warrants Issued by Smithfield Foods, Inc. to Goldman, Sachs & Co., dated as of July 1, 2008 (filed herewith).

Exhibit 10.9	Master Terms and Conditions for Warrants Issued by Smithfield Foods, Inc. to JPMorgan Chase Bank, National Association, London Branch, dated as of July 1, 2008 (filed herewith).

Exhibit 10.10	Confirmation for Warrants Issued by Smithfield Foods, Inc. to Citibank, N.A., dated July 1, 2008 (filed herewith).

Exhibit 10.11	Confirmation for Warrants Issued by Smithfield Foods, Inc. to Goldman, Sachs & Co., dated July 1, 2008 (filed herewith).

Exhibit 10.12	Confirmation for Warrants Issued by Smithfield Foods, Inc. to JPMorgan Chase Bank, National Association, London Branch, dated July 1, 2008 (filed herewith).

Exhibit 12	Ratio of Earnings to Fixed Charges (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC

Date: July 8, 2008	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 1	Underwriting Agreement, dated July 1, 2008, between Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as Representatives for the underwriters named in the Underwriting Agreement (filed herewith).

Exhibit 4.1	Indenture – Senior Debt Securities, dated June 1, 2007, between the Company and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.10(a) to the Company’s Annual Report on Form 10-K filed with the SEC on June 28, 2007).

Exhibit 4.2	Form of Second Supplemental Indenture pursuant to which the 4.00% Convertible Senior Notes due 2013 will be issued. The form of the 4.00% Convertible Senior Notes due 2013 is included as Exhibit A to the form of Second Supplemental Indenture (filed herewith).

Exhibit 5	Opinion of McGuireWoods LLP (filed herewith).

Exhibit 10.1	Master Terms and Conditions for Convertible Bond Hedging Transactions, dated as of July 1, 2008, between Citibank, N.A. and Smithfield Foods, Inc. (filed herewith).

Exhibit 10.2	Master Terms and Conditions for Convertible Bond Hedging Transactions, dated as of July 1, 2008, between Goldman, Sachs & Co. and Smithfield Foods, Inc. (filed herewith).

Exhibit 10.3	Master Terms and Conditions for Convertible Bond Hedging Transactions, dated as of July 1, 2008, between JPMorgan Chase Bank, National Association, London Branch and Smithfield Foods, Inc. (filed herewith).

Exhibit 10.4	Confirmation for Convertible Bond Hedging Transaction, dated July 1, 2008, between Citibank, N.A. and Smithfield Foods, Inc. (filed herewith).

Exhibit 10.5	Confirmation for Convertible Bond Hedging Transaction, dated July 1, 2008, between Goldman, Sachs & Co. and Smithfield Foods, Inc. (filed herewith).

Exhibit 10.6	Confirmation for Convertible Bond Hedging Transaction, dated July 1, 2008, between JPMorgan Chase Bank, National Association, London Branch and Smithfield Foods, Inc. (filed herewith).

Exhibit 10.7	Master Terms and Conditions for Warrants Issued by Smithfield Foods, Inc. to Citibank, N.A., dated as of July 1, 2008 (filed herewith).

Exhibit 10.8	Master Terms and Conditions for Warrants Issued by Smithfield Foods, Inc. to Goldman, Sachs & Co., dated as of July 1, 2008 (filed herewith).

Exhibit 10.9	Master Terms and Conditions for Warrants Issued by Smithfield Foods, Inc. to JPMorgan Chase Bank, National Association, London Branch, dated as of July 1, 2008 (filed herewith).

Exhibit 10.10	Confirmation for Warrants Issued by Smithfield Foods, Inc. to Citibank, N.A., dated July 1, 2008 (filed herewith).

Exhibit 10.11	Confirmation for Warrants Issued by Smithfield Foods, Inc. to Goldman, Sachs & Co., dated July 1, 2008 (filed herewith).

Exhibit 10.12	Confirmation for Warrants Issued by Smithfield Foods, Inc. to JPMorgan Chase Bank, National Association, London Branch, dated July 1, 2008 (filed herewith).

Exhibit 12	Ratio of Earnings to Fixed Charges (filed herewith).